                                                                    Exhibit 32.2

                                  CERTIFICATION
                          REQUIRED BY RULE 13A-14(B) OR
                    RULE 15D-14(B) AND 18 U.S.C. SECTION 1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I,  Richard  W.  Lucas,  as Chief  Financial  Officer  of KSW,  Inc.,  (the
"Company"), certify, pursuant to 18 U.S.C. ss.1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

     (1) the  accompanying  Quarterly  Report on Form 10-Q for the period ending
June 30,  2006  (the  "Report")  filed  with the U.S.  Securities  and  Exchange
Commission,  fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated:  August 9, 2006

                                             /s/ Richard W. Lucas
                                             -----------------------------
                                             Richard W. Lucas
                                             Chief Financial Officer